TRANSAMERICA SERIES TRUST

Transamerica Janus Balanced VP

Transamerica Janus Mid-Cap Growth VP

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

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Janus Henderson Investors US LLC (“Janus Henderson”) serves as sub-adviser to each of Transamerica Janus Balanced VP and Transamerica Janus Mid-Cap Growth VP (each, a “portfolio” and collectively, the “portfolios”) pursuant to an investment sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the portfolios’ investment manager, and Janus Henderson.

The parent company of Janus Henderson, Janus Henderson Group plc, was acquired on June 30, 2026, by Jupiter Company Limited, a holding company formed by funds associated with Trian Fund Management, L.P. and General Catalyst Group Management, LLC (the “Transaction”).

The Transaction constituted an “assignment” of the investment sub-advisory agreement between TAM and Janus Henderson within the meaning of the Investment Company Act of 1940, as amended, and resulted in its automatic termination. In anticipation of the Transaction, the Board approved a new investment sub-advisory agreement between TAM and Janus Henderson, which became effective upon the closing of the Transaction.

Following the Transaction, TAM continues to serve as each portfolio’s investment manager and each portfolio’s investment objective, principal investment strategies, principal risks, portfolio managers, and investment management and sub-advisory fee schedules remain the same.

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Investors Should Retain this Supplement for Future Reference

July 1, 2026